EXHIBIT 99.1

Investor Relations Contact:

Leslie Green

Green Communications Consulting, LLC

650-312-9060

leslie@greencommunicationsllc.com

NetLogic Microsystems Announces Third Quarter 2006 Financial Results

Revenue Increases 33 Percent From Q305 and 3 Percent From Q206;

Company Announces First NETL7TM Knowledge-based Processor Design Win

MOUNTAIN VIEW, Calif. – Oct. 25, 2006 – NetLogic Microsystems, Inc. (NASDAQ: NETL), the leader in the design and development of knowledge-based processors, today announced financial results for its third quarter ended Sept. 30, 2006.

Revenue in the third quarter of 2006 was $26.6 million, up 3 percent from $25.8 million in the second quarter of 2006, and up 33 percent from $20 million in the third quarter of 2005.

Third quarter 2006 net income, determined in accordance with generally accepted accounting principles (GAAP), was $3.4 million or $0.16 per share. GAAP net income included stock-based compensation expense and amortization of intangible assets. Excluding these costs, non-GAAP net income for the third quarter of 2006 was $7.1 million or $0.33 per share.

By comparison, GAAP net income was $2.9 million or $0.14 per share in the second quarter of 2006. Non-GAAP net income for that period, which excluded stock-based compensation expense, amortization of intangible assets and the effect of a fair value adjustment to inventory acquired from Cypress Semiconductor, was $6.9 million or $0.32 per share.

Revenue for the nine months ended Sep. 30, 2006 was $75.8 million, up 25 percent from $60.5 million for the nine months ended Sep. 30, 2005. Net loss, in accordance with GAAP for the nine months ended Sep. 30, 2006, was $0.9 million or

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

a loss of $0.05 per share, compared with a net income of $11.5 million or $0.61 per share for the nine months ended Sep. 30, 2005. Non-GAAP net income, excluding stock-based compensation expense, amortization of intangible assets, an in-process research and development charge and the effect of a fair value adjustment to inventory acquired from Cypress Semiconductor for the nine months ended Sep. 30, 2006, was $20.4 million or $0.95 per share. Non-GAAP net income for the nine months ended Sep. 30, 2005 was $13.0 million or $0.69 per share, and excluded amortization of stock-based compensation expense.

The company continued to generate cash from its profitable operations. Cash and short-term investments increased $8.0 million during the third quarter to $84.0 million at Sept. 30, 2006.

Recent Highlights

NETL7™ Knowledge-based Processor Design Win

NetLogic Microsystems announced that it has been awarded its first design win for its NETL7TM family of knowledge-based processors. This design win was awarded to the company by one of the world’s largest providers of enterprise security solutions and services. This development validates both the demand for 10 Gigabits-per-second (Gbps) content processing technology by Tier 1 system vendors in the market and the superiority of NetLogic Microsystems’ content processing solution. The design win further broadens and diversifies the company’s customer base beyond its traditional networking market.

Introduction of NL71024 Knowledge-based Processor and First Design Wins

The company announced the launch of its NL71024 knowledge-based processor for Layers 3-4 communications and networking. The NL71024 processor, the first member of the NL7000 family, incorporates the industry’s highest parallel processing capabilities through an advanced superscalar architecture with deep pipelining and advanced power management that allows the processor to handle multiple tasks at 40 Gigabits-per-second (Gbps) line rates while maintaining the lowest system power. This enables multiple processing decisions to be made simultaneously for QoS, ACL security and voice/video packet forwarding, all of which significantly improve the performance of next-generation networks. The NL71024

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

knowledge-based processor also delivers unprecedented database capacity, and enables systems to provide significant improvements in support of the IPv6 protocol. Each NL71024 knowledge-based processor is capable of simultaneously processing either 256,000 IPv6 database entries or 1 million IPv4 entries, which is at least twice the processing capability of existing solutions in the market. In addition, customers can cluster up to four knowledge-based processors to further expand the processing capacity. The company has already earned multiple design wins for the NL71024.

New Low-Power NETLite™ Processor and First Design Win

The company has developed a new low-power version of its NETLiteTM NL3100 processor family specifically designed for cost-sensitive, high-volume applications. Power is rapidly becoming as significant a requirement as features and performance. By adding a low-power version to the NETLite family, the company is now in a strong position to capture low-cost power-sensitive designs, and has successfully penetrated its largest customer with this new product family.

Collaboration With Cavium Networks

NetLogic Microsystems announced a collaboration with Cavium Networks to offer a 20 Gigabits-per-second (Gbps) reference development kit that incorporates NetLogic Microsystems’ GLQ family of knowledge-based processor and Cavium Networks’ OCTEON™ Multi-core MIPS64® processor. The collaborative solution is targeted at the high-growth networking, communications and wireless markets.

2006 Deloitte Technology Fast 500

The company announced that it ranked Number 59 on Deloitte’s 2006 Technology Fast 500, a ranking of the 500 fastest growing technology, media, telecommunications and life sciences companies in North America. Rankings are based on percentage revenue growth over five years, from 2001-2005. The company’s revenue grew 3,964 percent during this period.

Management Qualitative Comments

“The third quarter represented tremendous achievement in product development and design win activity,” said Ron Jankov, president and CEO. “Despite short-term challenges from inventory adjustments at some of our customers, we continued to

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

demonstrate our commitment to market leadership through investment in products and technologies. This year alone, we brought to market the NL6000XS, developed the NL7000 and secured design wins for both of these new products. We also launched the NETL7 knowledge-based processor product family and announced our first design win for this family. Further, we introduced the low power version of our NETLite product family, which allowed us to expand into a new market at our largest customer. These achievements represent a tremendous engineering effort, as well as strong company-wide execution of our plans, providing exciting growth opportunities for our company in the years to come.”

Conference Call

The company will host its third quarter 2006 financial results conference call today at 2:00 p.m. Pacific time. To listen to the conference call, dial 866.543.6408 ten minutes prior to the start of the call, using the passcode 43843944. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial 888-286-8010 and enter passcode 55920366.

The conference call will be available via a live webcast on the investor relations section of the NetLogic Microsystems web site at http://www.netlogicmicro.com. Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the web site for 3 months.

About NetLogic Microsystems

NetLogic Microsystems, Inc., a fabless semiconductor company located in Mountain View, Calif., designs, develops and markets high performance knowledge-based processors for a variety of advanced Internet, corporate and other networking systems, such as routers, switches, network security appliances, network access equipment and networked storage devices. NetLogic Microsystems’ knowledge-based processors use an advanced processor architecture and a large knowledge or signature database to make complex decisions about individual packets of information traveling through the network. Knowledge-based processors from NetLogic Microsystems significantly enhance the ability of networking OEMs to supply network service providers with systems offering more advanced functionality for the Internet, such as application-based routing, voice transmission over the Internet, or VoIP, unified threat management (UTM) network security, virtual private networks, or VPNs, and streaming video and audio. NetLogic Microsystems’ knowledge-based processors are interoperable with industry-leading CPUs, NPUs and routing/switching

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

processors. For more information about products offered by NetLogic Microsystems, call 650.961.6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo, NETL7 and NETLite are trademarks of NetLogic Microsystems, Inc. All other trademarks are the sole property of their respective holders.

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

NETLOGIC MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

(UNAUDITED)

	Three months ended			Nine months ended
	September 30, 2006	September 30, 2005	June 30, 2006	September 30, 2006	September 30, 2005
Revenue	$26,634	$20,029	$25,831	$75,789	$60,538
Cost of revenue*	10,350	7,796	10,094	29,380	25,500

Gross profit	16,284	12,233	15,737	46,409	35,038

Operating expenses:
Research and development*	9,593	6,240	9,703	27,357	16,054
In-process research and development	—	—	—	10,700	—
Selling, general and administrative*	3,954	2,637	3,996	11,557	7,907

Total operating expenses	13,547	8,877	13,699	49,614	23,961

Income (loss) from operations	2,737	3,356	2,038	(3,205)	11,077

Interest and other income, net	1,016	378	923	2,620	785

Income (loss) before income taxes	3,753	3,734	2,961	(585)	11,862

Provision for income taxes	308	126	23	356	406

Net income (loss)	$3,445	$3,608	$2,938	$(941)	$11,456

Net income (loss) per share - Basic	$0.17	$0.20	$0.15	$(0.05)	$0.65

Net income (loss) per share - Diluted	$0.16	$0.19	$0.14	$(0.05)	$0.61

Shares used in calculation - Basic	20,070	17,798	19,923	19,624	17,650

Shares used in calculation - Diluted	21,275	19,268	21,508	19,624	18,907

*	Includes the following amounts of stock-based compensation (in thousands):

	Three months ended			Nine months ended
	September 30, 2006	September 30, 2005	June 30, 2006	September 30, 2006	September 30, 2005
Cost of revenue	$239	$22	$131	$387	$56
Research and development	1,939	192	1,972	5,505	653
Selling, general and administrative	979	205	956	2,858	834

Total	$3,157	$419	$3,059	$8,750	$1,543

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, amortization of intangible assets, an in-process research and development charge and a fair value adjustment of the acquired inventory resulting from the acquisition of NSE assets of Cypress Semiconductor Corporation and the effects of our adoption of SFAS 123R upon the number of diluted shares used in calculating non-GAAP earnings per share.

We exclude stock-based compensation to calculate non-GAAP net income and non-GAAP earnings per share for the three and nine month periods ended September 30, 2006 to allow for a better comparison of results in the current period to those in prior periods that did not include FAS 123(R) stock-based compensation.

In addition, we exclude an in-process research and development charge and a fair value adjustment related to acquired inventory, which are considered one-time expenses, as well as amortization of intangibles resulting from our recent acquisition of Cypress’ NSE assets. We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that would be used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated October 25, 2006 that we have submitted to the Securities and Exchange Commission.

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME

(IN THOUSANDS)

(UNAUDITED)

	Three months ended			Nine months ended
	September 30, 2006	September 30, 2005	June 30, 2006	September 30, 2006	September 30, 2005
GAAP net income (loss)	$3,445	$3,608	$2,938	$(941)	$11,456

Reconciling items:
Stock-based compensation	3,157	419	3,059	8,750	1,543
In-process research and development	—	—	—	10,700	—
Amortization of intangible assets	534	—	743	1,649	—
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	—	—	192	288	—

Non-GAAP net income	$7,136	$4,027	$6,932	$20,446	$12,999

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO

NON-GAAP DILUTED NET INCOME PER SHARE

(UNAUDITED)

	Three months ended			Nine months ended
	September 30, 2006	September 30, 2005	June 30, 2006	September 30, 2006	September 30, 2005
Diluted:

GAAP net income per share	$0.16	$0.19	$0.14	$(0.05)	$0.61

Reconciling items:
Stock-based compensation	0.15	0.02	0.14	0.41	0.08
In-process research and development	—	—	—	0.50	—
Amortization of intangible assets	0.02	—	0.03	0.08	—
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	—	—	0.01	0.01	—
Difference in shares count between diluted GAAP and diluted non-GAAP calculations	—	—	—	—	—

Non-GAAP net income per share - Diluted	$0.33	$0.21	$0.32	$0.95	$0.69

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED NET INCOME (LOSS) PER SHARE CALCULATION TO

THE SHARES USED FOR NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION

(UNAUDITED)

	Three months ended			Nine months ended
	September 30, 2006	September 30, 2005	June 30, 2006	September 30, 2006	September 30, 2005
Shares used in calculation - Diluted (GAAP)	21,275	19,268	21,508	19,624	18,907
The effect of dilutive potential common shares due to reporting non-GAAP net income	—	—	—	1,473	—
The effect of removing stock-based compensation expense under FAS 123(R) for non-GAAP presentation purpose	379	—	379	371	—

Shares used in calculation - Diluted (non-GAAP)	21,654	19,268	21,887	21,468	18,907

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN

(UNAUDITED)

	Three months ended						Nine months ended
	September 30, 2006		September 30, 2005		June 30, 2006		September 30, 2006		September 30, 2005
Total GAAP gross margin	$16,284	61.1%	$12,233	61.1%	$15,737	60.9%	$46,409	61.2%	$35,038	57.9%
Reconciling items:
Stock-based compensation	239	0.9%	22	0.1%	131	0.5%	387	0.5%	56	0.1%
Amortization of intangible assets	534	2.0%	—		743	2.9%	1,649	2.2%	—
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	—		—		192	0.7%	288	0.4%	—

Total Non-GAAP gross margin	$17,057	64.0%	$12,255	61.2%	$16,803	65.0%	$48,733	64.3%	$35,094	58.0%

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NetLogic Microsystems, Inc. Announces Third Quarter 2006 Results

Oct. 25, 2006

NETLOGIC MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	September 30, 2006	December 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$65,320	$65,788
Short-term investments	18,712	—
Accounts receivable, net	9,731	5,972
Inventory	10,905	8,822
Prepaid expenses and other current assets	2,033	832

Total current assets	106,701	81,414

Property and equipment, net	6,013	4,012
Goodwill	37,222	—
Intangible asset	5,687	—
Other assets	101	103

Total assets	$155,724	$85,529

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,418	$8,458
Accrued liabilities	8,205	7,434
Deferred revenue	232	—
Capital lease obligations, current	1,333	360

Total current liabilities	17,188	16,252

Capital lease obligations, long-term	1,317	327
Other liabilities	287	294

Total liabilities	18,792	16,873

Stockholders’ equity:
Common stock and additional paid-in capital	220,919	152,559
Notes receivable from stockholders	—	(44)
Deferred stock-based compensation	(315)	(1,114)
Accumulated other comprehensive income	14	—
Accumulated deficit	(83,686)	(82,745)

Total stockholders’ equity	136,932	68,656

Total liabilities and stockholders’ equity	$155,724	$85,529